UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2021

 COCA-COLA CONSOLIDATED, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza Charlotte, NC		28211
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (704) 557-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	COKE	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

(a)	On May 11, 2021, Coca-Cola Consolidated, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”).

(b)
At the Annual Meeting, the Company’s stockholders (i) elected all 13 of the Company’s nominees for director to serve for a term of one year or until their successors are duly elected and qualified; (ii) ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal 2021; and (iii) voted against a stockholder proposal regarding development of a recapitalization plan. Each of these proposals is further described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 22, 2021.

The final voting results for each of the proposals submitted to the Company’s stockholders at the Annual Meeting are as follows:

1. Election of directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
J. Frank Harrison, III	48,642,486	1,823,951	598,529
Sharon A. Decker	50,340,353	126,084	598,529
Morgan H. Everett	50,165,365	301,072	598,529
James R. Helvey, III	50,420,075	46,362	598,529
William H. Jones	50,418,822	47,615	598,529
Umesh M. Kasbekar	50,214,307	252,130	598,529
David M. Katz	48,506,236	1,960,201	598,529
Jennifer K. Mann	50,215,169	251,268	598,529
James H. Morgan	50,037,084	429,353	598,529
John W. Murrey, III	50,389,761	76,676	598,529
Sue Anne H. Wells	49,916,208	550,229	598,529
Dennis A. Wicker	50,038,406	428,031	598,529
Richard T. Williams	50,357,796	108,641	598,529

2. Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal 2021:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,924,121	134,779	6,066	—

3. Stockholder proposal regarding development of a recapitalization plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,037,999	47,406,795	21,643	598,529

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA CONSOLIDATED, INC.

Date: May 13, 2021	By:	/s/ E. Beauregarde Fisher III
E. Beauregarde Fisher III Executive Vice President, General Counsel and Secretary